COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries facilities and motor vehicles are leased under several operating lease agreements for periods ending in 2015.

Future minimum lease commitments under non-cancelable operating leases are as follows:

Year ended December 31

2014	56
2015	47

$103

b.	Guarantees:

As of December 31, 2013, the Company has obtained bank guarantees in the amount of $ 144.

c.	Assets pledged as collateral:

As collateral for the Company's lines of credit and bank guarantees, a fixed charge has been placed on the Company's property and equipment, shareholders' equity, a floating charge (security interest in assets of the Company as they exist from time to time) has been placed on all the other assets of the Company and a specific charge has been placed on the Company's bank deposit as described in Notes 8a and 8b.

d.	Office of the Chief Scientist and European Commission commitments:

Until the sale of the Video Activity the Company participated in programs sponsored by the Israeli Government and by the European Commission for the support of research and development activities.

The Company was obligated to pay royalties to the Office of the Chief Scientist ("OCS"), amounting to 3%-3.5% of the sales of the products and other related revenues generated from such projects, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company is currently undergoing an audit by the OCS for royalties paid before the sale of our Video business. As of December 31, 2013, the Company believes it has sufficient provisions to cover the outcome of such review process. The provision for the above commitments was recorded under liabilities attributed to discontinued operations as the Company has no further obligation to pay royalties on revenues generated by the Video Activity subsequent to its sale.

Through the sale of the Video Activity, the Company has paid or accrued royalties to the OCS in the amount of $ 4,308, and had an outstanding contingent obligation to pay royalties in the amount of approximately $ 4,248 plus interest.

In addition, during 2010 and 2011 the Company was audited by the European Commission for grants received under 3 FP6 contracts. As results of the audit findings implementation the Company paid during 2012 an amount of $ 430 which settled and closed the financial audit.

e.	Legal claim and contingent liabilities:

In connection with the sale of Video Activity (as further described in Note 1c) and as part of a dispute arose between Vitec and us, since October, 2010 Vitec and the Company have filed several and separate motions with the Tel-Aviv District Court, seeking, inter alia, fixed and temporary injunctions. The motions filed by both parties have been dismissed by the court and were transferred to arbitration proceedings, which were undergoing during the past three years and until recently.

On July 30, 2013, the final decision of the arbitrator regarding the arbitration proceedings against Vitec (the "Arbitration Award") was submitted to the parties. The arbitrator accepted the majority of the Company's claims whilst most of Vitec's claims were rejected. In its entirely, the Arbitration Award mentions that the Company acted in the ordinary course of business and Vitec's claims regarding injury to reputation, loss of profits and loss of business opportunities, which constituted a major part of its claim, were totally rejected.

The arbitrator did award Vitec a total sum of $442. Regarding the costs of the arbitration and lawyers' fees, the Arbitrator awarded Vitec a total sum of $69 considering the fact that only a small portion of the claimed sum was granted to Vitec.

After the Arbitration Award was given, the Company has made its efforts to execute the Arbitration Award with no further delay, in order to comply with the Arbitrator's decision and to avoid paying unnecessary interests. The Company didn't come to any understating with Vitec regarding the above. Hence, on September 1, 2013, the Company submitted with the Tel-Aviv District Court a motion requesting the confirmation and validation of the Arbitration Award.

On September 17, 2013, Vitec responded to the Company's motion by submitting a motion of its own, asking the Court to nullify or complete some parts of the Arbitration Award, or alternatively ask the arbitrator to do so, mainly regarding sums received by the Company after the closing of the transaction. Vitec claimed that the Arbitration Award did not include final rulings regarding such sums. Vitec also claimed that the arbitrator has made a calculating mistake in favor of the Company, in the amount of $400 which should be paid to Vitec.

On February 27, 2014, the Court gave its final ruling. The Court rejected all of Vitec's claims, dismissed its motion to nullify the Arbitration Award and confirmed and validated the Arbitration Award in its entirely. The Court also ruled that Vitec will bear the legal expenses of this proceeding including the costs of the translation of the Arbitration Award.

Following the Court's ruling, the Company and Vitec, with consent, instructed the court's treasury and ADAD Trust Company Ltd. to release $200 and $1,000,  respectively, deposited as Escrow Funds. On March 20, 2014, the funds were released and a net sum of $715 was transferred to the Company.

1.	Personal Claim against Adv. Doron Afik:

As part of the Agreement the Company, Vitec and Adv. Afik as trustee (the "Trustee") entered into the Consortium Escrow Agreement of March 16, 2010 (the "Consortium Agreement"). Under the Consortium Agreement, $ 300 of the consideration were held in escrow $ 100 per each EC Consortium Agreement to be transferred from the Company to Vitec under the Agreement.

Due to the Trustee's refusal to transfer the escrow funds to the Company, the Company filed in June 2011, a statement of claim for damages of approximately $ 268 against the Trustee.

In November 2011, at the parties' mutual request, the court ordered to transfer these proceedings to arbitration.

On July 30, 2013, along with the Arbitration Award regarding the arbitration with Vitec, the Arbitrator gave his decision regarding the personal claim against Adv. Afik and Afik Counter-Claim. Here also, the arbitrator chose to accept most of the Company's claims and rejected most of Adv. Afik's claims. The Arbitrator awarded Adv. Afik the sum of $36 only for damages caused by the lien imposed on Adv. Afik's bank accounts and $10 for legal expenses. Adv. Afik claims regarding libel were utterly rejected. The Company paid these amounts.

Following the Court's ruling regarding the validation of the Arbitration Award, as mentioned above, the parties filed a motion to the Court, with consent, to return the securities deposited by the Company during the imposition of the lien. On March 6, 2014 the court rendered its decision and ordered to return these securities to the Company.